UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 14, 2025
Serina Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Genome Way, Suite 2001
Huntsville, Alabama 35806
(Address of principal executive offices)
(256) 327-9630
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SER	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Karen J. Wilson as a Member of the Board of Directors

On January 14, 2025, Serina Therapeutics, Inc. (the “Company”) issued a press release announcing the appointment of Karen J. Wilson to the Company’s Board of Directors, effective January 14, 2025. Ms. Wilson has also been appointed to serve as the Compensation Committee Chair and a member of the Audit Committee.

Ms. Wilson has more than three decades of leadership experiences in the life sciences sector. Ms. Wilson currently serves as a board director for Connect Biopharma Holdings Limited, Elicio Therapeutics, Inc. and LAVA Therapeutics NV. Previously, she held the position of Senior Vice President of Finance at Jazz Pharmaceuticals plc, where she also served as Principal Accounting Officer and Vice President of Finance. Prior to joining the Jazz Pharmaceuticals organization in February 2011, she held senior finance roles at PDL BioPharma, ViroLogic, and Novare Surgical Systems and was a consultant and auditor for Deloitte & Touche LLP. Ms. Wilson is a Certified Public Accountant and received a B.S. in Business from the University of California, Berkeley.

For serving on our Board of Directors, Ms. Wilson will receive compensation in accordance with the Company’s Director Compensation Policy.

There are no arrangements or understandings between Dr. Wilson and any other persons pursuant to which she was selected as a director of the Company and Ms. Wilson has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Departure of Steven Mintz as a Member of the Board of Directors

The Company also announced the departure of Steven Mintz from its Board of Directors. Mr. Mintz informed the Company that his departure is not because of any disagreement with the Company. The position of chair of the Audit Committee will be replaced by Remy Gross.

A copy of the Company’s press release announcing the appointment of Ms. Wilson to the Company’s Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release announcing the appointment of Karen J. Wilson to the Company’s Board of Directors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERINA THERAPEUTICS, INC.

Date: January 14, 2025	By:	/s/ Steve Ledger
Chief Executive Officer